Rule 497(e)
                                                             File Nos. 002-75503
                                                                       811-03364


                             Maxim Series Fund, Inc.

                        Supplement dated July 5, 2005 to
                          Prospectus dated May 1, 2005

                Maxim Templeton(R) International Equity Portfolio

                                (the "Portfolio")

Effective July 5, 2005, the name of the Portfolio is the Maxim Bernstein International Equity Portfolio.

GW Capital Management, LLC ("GWCM"), doing business as Maxim Capital Management, LLC, the investment advisor to Maxim Series Fund, Inc. (the "Fund"), serves as a manager-of-managers under an order issued by the Securities and Exchange Commission. The current order permits GWCM to hire new sub-advisors or amend sub-advisory agreements without shareholder approval. GWCM has selected Alliance Capital Management L.P. ("Alliance") to replace Templeton Investment Counsel, LLC as the new sub-advisor for the Portfolio, effective July 5, 2005. Alliance, registered as an investment advisor under the Investment Advisers Act of 1940, is a Delaware limited partnership, with its principal business address at 1345 Avenue of the Americas, New York, New York, 10105. Alliance is ultimately owned by AXA, a holding company for an international group of insurance and related financial services companies.

The management of and investment decisions for the Portfolio will be made by the Alliance Global Value Investment Policy Group, comprised of senior Global Value Investment Team members. The Global Value Investment Policy Group relies heavily on the fundamental analysis and research of the Adviser's large internal research staff. No one person is principally responsible for making recommendations for the Fund's portfolio. The four members of the Global Value Investment Policy Group with the most significant responsibility for the day-to-day management of the Fund's portfolio are: Sharon Fay, Kevin Simms, Giulio Martini and Henry D'Auria.

Ms. Fay was appointed CIO--Global Value Equities in 2003, assuming oversight for all portfolio-management and research activities relating to cross-border and non-US value investment portfolios. She brings to this role a range of experience in helping establish Alliance's Bernstein unit as a global player in value investing, having first successfully launched Canadian Value as Bernstein's first single-market service focused outside the US. She went on to build the UK Value service, Bernstein's first portfolio-management and research team based outside of the US. In addition to her role as CIO of Global Value Equities and Chairman of the Global Investment Policy Group, Ms. Fay serves as Co-CIO--European and UK Value Equities; previously the CIO for both services since 1999, she appointed Avi Lavi as Co-CIO in 2004. She also serves on the firm's Executive Committee, the group of senior professionals responsible for managing the firm, enacting key strategic initiatives and allocating resources. Between 1997 and 1999, Ms. Fay was CIO--Canadian Value equities. Prior to that, she had been a senior portfolio manager of International Value Equities since 1995. Ms. Fay joined Bernstein in 1990 as a research analyst in investment management, following the airline, lodging, trucking and retail industries. Before joining Bernstein, Ms. Fay served as director of research at Bernard L. Madoff. She earned a BA from Brown University and an MBA from Harvard University. CFA. Location: London

Mr. Simms was named co-CIO--International Value Equities in 2003, which he has assumed in addition to his role as director of research--Global and International Value Equities, a position he has held since 2000. As research director, he was instrumental in implementing significant enhancements to Bernstein's cross-border research process. Between 1998 and 2000, Mr. Simms served as director of research--Emerging Markets Value Equities. He joined Bernstein in 1992 as a research analyst, and his industry coverage over the next six years included financial services, telecommunications and utilities. Before joining the firm, Mr. Simms was a certified public accountant with Price Waterhouse for three years. He earned a BSBA from Georgetown University and an MBA from Harvard Business School. Location: New York.

Mr. Martini was appointed to head the newly created quantitative strategies team within the value-equities unit. Mr. Martini was named chief international economist with responsibility for currency strategies and senior portfolio manager on the international and global value equities team in 1992. Prior to that, Mr. Martini had served as a senior economist concentrating on US research since joining Bernstein in 1985. Previously, Mr. Martini conducted economic research and taught at the Institute of Employment Policy at Boston University for three years. He earned a BA from the University of Colorado and an MA in political economy from Boston University. He also completed all course and examination requirements for the PhD program in economics at Boston University.
Location: New York.

Mr. D'Auria was named co-CIO of International Value Equities in 2003, adding to his responsibilities as CIO--Emerging Markets Value Equities, which he assumed in 2002. Mr. D'Auria was one of the chief architects of Bernstein's global research department, which he managed from 1998 through 2002. Over the years, he has also served as director of research--Small Cap Value Equities and director of research--Emerging Markets Value Equities. Mr. D'Auria joined the firm in 1991 as a research analyst covering consumer and natural gas companies, and he later covered the financial services industry. Before coming to Bernstein, Mr. D'Auria was a vice president and sell-side analyst at PaineWebber, specializing in restaurants, lodging and retail. He earned a BA from Trinity College. Chartered Financial Analyst. Location: New York.

            This supplement should be retained for future reference.